G. BRAD BECKSTEAD
Certified Public Accountant
                                         330 E. Warm Springs
                                         Las Vegas, NV 89119
                                                702.257.1984
                                            702.362.0540 fax





March 27, 2002


To Whom It May Concern:

The firm of G. Brad Beckstead, CPA, consents to the inclusion of my report of March 27, 2002, on the Financial
Statements of Tell-A-Tale Incorporated for the years ended December 31, 2001 and 2000, in its Form 10K-SB filing to be filed with the US Securities and Exchange Commission.

Signed,




G. Brad Beckstead, CPA